UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 4, 2007
(Date of Earliest Event Reported)

ALLIANCE IMAGING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File: 1-16609	33-0239910
(State or Other Jurisdiction		(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

1900 S. State College Blvd., Suite 600
Anaheim, California 92806
(Address of Principal Executive Offices)

(714) 688-7100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Indenture. On December 4, 2007, Alliance Imaging, Inc., a Delaware corporation (the “Company”), completed an offering of $150,000,000 in aggregate principal amount at maturity of the Company’s 7¼% Senior Subordinated Notes due 2012 (the “Notes”) in reliance on the exemptions provided by Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Notes are governed by an Indenture, dated as of December 4, 2007 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee. The Notes have terms that are substantially identical to the $150 million in aggregate principal amount of the Company’s outstanding 7¼% Senior Subordinated Notes due 2012 issued in December 2004 (the “2004 Notes”), but the Notes are not fungible with and will not vote as a class with the 2004 Notes.

The description in this Current Report of the Indenture is not intended to be a complete description of the document, and the description is qualified in its entirety by the full text of the document which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Registration Rights Agreement. In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of December 4, 2007 (the “Registration Rights Agreement”), with Deutsche Bank Securities Inc. and Piper Jaffray & Co. (together, the “Initial Purchasers”), who have agreed to purchase the Notes pursuant to a purchase agreement, dated November 28, 2007 (the “Purchase Agreement”) between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights set forth in the Registration Rights Agreement. The execution and delivery of the Registration Rights Agreement is a condition to the obligations of the Initial Purchasers to purchase the Notes.

The description in this Current Report of the Registration Rights Agreement is not intended to be a complete description of the document, and the description is qualified in its entirety by the full text of the document which is attached as Exhibit 4.2 hereto and incorporated by reference herein.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 pertaining to the Notes are incorporated in this Item 2.03 by reference.

Item 7.01               Regulation FD Disclosure.

On December 4, 2007, the Company issued a press release announcing the closing of the offering of the Notes. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description

4.1	Indenture, including the form of Note, dated as of December 4, 2007, between Alliance Imaging, Inc., as issuer, and The Bank of New York Trust Company, N.A., as trustee.

4.2	Registration Rights Agreement, dated as of December 4, 2007, by and between Alliance Imaging, Inc. and Deutsche Bank Securities Inc. and Piper Jaffray & Co.

99.1	Press Release dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2007		ALLIANCE IMAGING, INC.

	By:	/s/ Eli H. Glovinsky
		Name:	Eli H. Glovinsky
		Title:	Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, including the form of Note, dated as of December 4, 2007, between Alliance Imaging, Inc., as issuer, and The Bank of New York Trust Company, N.A., as trustee.

4.2	Registration Rights Agreement, dated as of December 4, 2007, by and between Alliance Imaging, Inc. and Deutsche Bank Securities Inc. and Piper Jaffray & Co.

99.1	Press Release dated December 4, 2007.